Exhibit 10.17
Skypath Networks, Inc.
SB-2 Amendment 1





             ---------------------------------------------------

                             SKYPATH NETWORKS, INC.

                                       AND

                                PHILIP C. BOWERS
              -------------------------------------------------

                                   $75,000.00

                          12% Note Due October 31, 2004

                          -----------------------------


                       NOTE AND WARRANT PURCHASE AGREEMENT

                           Dated as of April 15, 2004


             ----------------------------------------------------


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     IN  MAKING  AN  INVESTMENT  DECISION  INVESTORS  MUST  RELY  ON  THEIR  OWN
EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.



                                Table of Contents

Article I - Authorization and Issuance of Note and Warrant...................1
      1.1 Authorization......................................................1
      1.2 Issuance and Sale of Note and Warrants.............................1

Article II - Representations and Warranties of Company.......................2
      2.1 Organization.......................................................2
      2.2 Authorization......................................................3
      2.3 Capitalization.....................................................3
      2.4 No Contravention...................................................3
      2.5 Litigation.........................................................3
      2.6 Financials.........................................................3
      2.7 Consents...........................................................4
      2.8 Proceeds of Note...................................................4
      2.9 Income Tax Returns.................................................4
      2.10 Solvency..........................................................4

Article III - The Note and Warrant...........................................4
      3.1 Note...............................................................4
      3.2 Payment............................................................4
      3.3 Optional Prepayment................................................5
      3.4 Mandatory Prepayment...............................................5
      3.5 Loan Guarantee.....................................................5
      3.6 Warrant............................................................5

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Article IV - Affirmative Covenants of Company................................5
      4.1 Preservation of Franchises and Existence...........................5
      4.2 Payment of Taxes and Other Charges.................................5
      4.3 Notice of Certain Events...........................................5
      4.4 Compliance with Laws...............................................5
      4.5 Use of Proceeds of new Financings..................................6

Article V - Events of Default and Remedies...................................6
      5.1 Events of Default..................................................6
      5.2 Acceleration of Maturity...........................................7
      5.3 Other Remedies.....................................................7
      5.4 Conduct No Waiver, Collection Expenses.............................7
      5.5 Remedies Cumulative................................................7
      5.6 Cooperation by the Company.........................................7

Article VI - Registration and Transfer of Warrant Shares.....................8
      6.1 Registration.......................................................8
      6.2 Request by the Purchaser...........................................8
      6.3 Expenses...........................................................8
      6.4 Registration Procedures............................................8
      6.5 Indemnification....................................................9

Article VII - Miscellaneous.................................................11
      7.1 Amendments and Waivers............................................11
      7.2 Integration.......................................................11
      7.3 Successors and Assigns............................................11
      7.4 Reliance on and Survival of Various Provisions....................11
      7.5 Notices and Other Communications..................................11
      7.6 Governing Law.....................................................11
      7.7 Table of Contents and Headings....................................11
      7.8 Counterparts......................................................12

Article VIII - Definitions..................................................12


                                    EXHIBITS

EXHIBIT A         Form of 12% Note
EXHIBIT B         Form of Warrant
EXHIBIT C         Form of Pledge Agreement

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                       NOTE AND WARRANT PURCHASE AGREEMENT


     NOTE AND WARRANT PURCHASE AGREEMENT, dated as of April 15, 2004, (this "Agreement"), between SKYPATH NETWORKS, INC., a Delaware corporation (the "Company") and Philip C. Bowers (the "Purchaser").

                                    RECITALS

     The Company desires to issue a promissory note in the principal amount of $75,000 for use as operating capital.

     The Purchaser has agreed to purchase a promissory note issued by the Company in the principal amount of $75,000 upon the terms and conditions of this Agreement.

     As additional  consideration  for the Purchaser  purchasing such promissory note issued by the Company (i) shares of the Company's common stock will secure the repayment of the promissory note; and (ii) the Company will grant a Warrant to purchase shares to the Purchaser, all as are more particularly described in this Agreement.

     NOW THEREFORE, the parties agree as follows:

                                    ARTICLE I
                AUTHORIZATION AND ISSUANCE OF NOTE AND WARRANT

     SS. 1.1 AUTHORIZATION. The Company has duly authorized the issuance of (i) a 12% Promissory Note due October 31, 2004 in the aggregate principal amount of $75,000 (the "Note") and (ii) warrant (the "Warrant") to purchase up to 150,000 shares of Common Stock at an initial exercise price of $.50 per share. The Note and the Warrant shall be substantially in the form of Exhibit A and Exhibit B hereto, respectively.

      SS. 1.2 ISSUANCE AND SALE OF NOTE AND WARRANT.

          a) Sale of the Note and the Warrant. Subject to the terms hereof, the Company agrees to sell, and the Purchasers agrees to purchase, on the Closing Date, the Note and the Warrant at a price equal to 100% of the principal amount of the Note, payable in immediately available funds upon the execution of this Agreement by the Purchaser.

          (b) Closing Date; Delivery of Documents. The date for the purchase and sale of the Note and the Warrant hereunder shall be April 15, 2004 ("Closing Date"). On the Closing Date, the Company will deliver or cause to be delivered to the Purchaser, against payment of the purchase price therefor, (i) a Note, duly executed by the Company and dated the Closing
     Date, (ii) a Warrant, duly executed by the Company and dated the Closing Date, (iii) a duly executed Pledge Agreement in the form of Exhibit C hereto (the "Pledge Agreement"), and (iv) all other documents and

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     instruments  required  to be  delivered  hereunder  or under the  documents referred to in clauses (i) through (iv) above.

          (c) The Purchaser's Representation. The Purchaser represents to the Company that he is acquiring the Note and the Warrant (and the Common Stock issuable upon exercise of the Warrant) for his own account for investment and not with a view to any public distribution thereof and will not sell or offer to sell the Note or the Warrant (or the Common Stock issuable upon exercise of the Warrant) in violation of any of the registration requirements of the Securities Act. The Purchaser hereby consents to the imposition of legends substantially similar to the following on the Note and the Warrant, respectively, and the Purchaser agrees to abide by the restrictions contained therein:

          "THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SUCH ACT AND SUCH LAWS OR PURSUANT TO AN EXEMPTION THEREFROM." "NEITHER THE SECURITIES REPRESENTED BY THIS WARRANT, NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SUCH ACT AND SUCH LAWS OR PURSUANT TO AN EXEMPTION THEREFROM."

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF COMPANY

     The Company hereby represents and warrants to each of the Purchaser as follows:

     SS. 2.1 ORGANIZATION. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, is duly licensed or qualified and in good standing as a foreign corporation in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on its properties, business or condition (financial or otherwise), and has the corporate power and authority and all necessary licenses and permits to carry on its present business as now conducted, except where the failure to have any such licenses and permits would not have a material adverse effect on its properties, business or condition (financial or otherwise), and to enter into and perform its obligations under this Agreement, the Note and the Warrant.

     SS. 2.2 AUTHORIZATION. The Agreement, the Note and the Warrant have each been duly authorized, executed and delivered by the Company and each of them constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

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     SS.  2.3  CAPITALIZATION.  The  authorized  capital  stock  of the  Company consists solely of 20,000,000 shares of Common Stock, $.001 par value, of which 7,130,912 shares are outstanding, excluding the Warrant Shares, all of which outstanding shares have been duly authorized and validly issued by the Company and are fully paid, nonassessable and free of preemptive rights. The authorized capital also includes 5,000,000 shares of $.001 preferred stock, none of which are issued. No shares of Common Stock are held on the date hereof in the treasury of the Company. The issuance and sale of all such shares have been in full compliance with all applicable federal and state securities laws. Other than the Note and the Warrant and as set forth in most recent pre-effective amendment to the Company's registration statement on Form SB-2 as filed with the Securities and Exchange Commission, there are no subscriptions, options, warrants or calls relating to the issuance by the Company of any shares of its
Common  Stock,   including  any  right  of  conversion  or  exchange  under  any outstanding security or other instrument. The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of Common Stock or any security convertible into or exchangeable for any Common Stock. The Common Stock is vested with all the voting rights in the Company. The Warrant Shares have been duly authorized and reserved for issuance. When issued, the Conversion Shares and the Warrant Shares will be fully paid and nonassessable and free from preemptive rights.

     SS. 2.4 NO CONTRAVENTION. The execution, delivery and performance by the Company of this Agreement, the Note and the Warrant and compliance by the Company with all of the provisions hereof and thereof do not and will not contravene any law or any order of any court or governmental authority or agency applicable to or binding on the Company or any of its properties, or contravene the provisions of, or constitute a default (or event of default) with or without the passage of time, by the Company under, or result in the creation of any Lien upon the property of the Company under its Certificate of Incorporation or by-laws or any material indenture, mortgage, contract or other agreement or instrument to which the Company is a party, or by which the Company or any of its property is bound or affected.

     SS. 2.5 LITIGATION. There are no proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental authority or arbitration board or tribunal. The Company is not in default with respect to any order of any court or governmental authority or arbitration board or tribunal.

     SS. 2.6 FINANCIALS. The Company has provided to the Purchaser the audited balance sheets and statements of income and retained earnings and cash flows of the Company, for the fiscal year ended December 31, 2003 (the "Financial Reports"). The Financial Reports were prepared in conformity with generally accepted accounting principles, and fairly present the consolidated financial position of the Company and its Subsidiaries as of such date and the results of their consolidated operations for the period then ended. The Company has also provided to the Purchaser an unaudited balance sheets and statement of operations of the Company and its Subsidiaries, for the fiscal quarter ended June 30, 2003 (the "Quarterly Report"). The Quarterly Report was prepared in accordance with generally accepted accounting principles, and fairly presents the consolidated financial position of the Company as of such date and the results of its operations for the period then ended. Since June 30, 2003, there

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has been no material  adverse change in such  financial  condition or operations other than the conditions relating to cash flow which have made the sale of the Note and the Warrant necessary.

     SS. 2.7 CONSENTS. Neither the nature of the Company or its businesses or properties, nor any relationship between the Company and any other Person, nor any circumstances in connection with the execution, delivery and performance of this Agreement, the Note or the Warrant is such as to require a consent, approval or authorization of any Person or governmental authority, or filing, registration or qualification with, any governmental authority on the part of the Company in connection with the execution, delivery and performance of this Agreement, the Note or the Warrant.

     SS. 2.8 PROCEEDS OF NOTE. The proceeds from the sale of the Note will be used for the Company's general operations and will not be used to repay debt to any officer, director or shareholder or any affiliate thereof.

     SS. 2.9 INCOME TAX RETURNS. The Company has timely filed all United States Federal income tax returns and all other material tax returns which are required to be filed by it and has paid all taxes due pursuant to such returns or pursuant to any assessment made against the Company or any of its assets, and all other taxes, fees or other charges imposed on the Company by any governmental authority (other than taxes, fees or other charges the payment of which is being contested in good faith by the Company) and no tax liens have been filed and no claims are being asserted with respect to any such taxes, fees or other charges.

     SS. 2.10 SOLVENCY. As of the Closing Date, and after taking into account the sale of the Note and the Warrant, the Company will be solvent.


                                   ARTICLE III
                            THE NOTE AND THE WARRANT

     SS. 3.1 NOTE. On the Closing Date, the Company shall deliver to the Purchaser the Note. The Note shall mature on October 31, 2004.

     SS. 3.2 PAYMENT. The principal and accrued but unpaid interest on the Note shall be payable to the Purchaser at the address of Purchaser set forth on the signature page of this Agreement, in lawful money of the United States of America..

     SS. 3.3 OPTIONAL PREPAYMENT. The principal amount of the Note outstanding from time to time shall be subject to prepayment, at the option of the Company, in full but not in part, without premium. Any prepayment shall be made together with accrued and unpaid interest thereon to the prepayment date.

     SS. 3.4 MANDATORY PREPAYMENT. The Company has filed a Registration Statement on Form SB-2 to register shares of Common Stock to be sold by the Company, shares of Common Stock on behalf of selling shareholders, and certain warrant shares. The Company will include the Warrant Shares issuable upon the exercise of the Warrant as a part of such Registration Statement. In the event the Company receives offering proceeds in excess of $500,000 from such offering

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prior to October 31,  2004,  the  Company  shall use such  offering  proceeds to prepay the outstanding principal amount of the Note together with accrued but unpaid interest thereon.

     SS. 3.5 STOCK PLEDGE. The Note will be secured by the pledge of 200,000 shares of the Company's common stock owned by the Company's President, David R. Paolo. A form of the Pledge Agreement is attached hereto as Exhibit C.

     SS. 3.7 WARRANTS. As additional consideration for the purchase and sale of the Note, the Company is granting the Purchaser a Warrant to purchase shares of the Company's Common Stock. The general terms of the Warrant are as follows: (i) Exercise Price-$.50; (ii) exercise Period-2 years. A form of the Warrant Agreement is attached hereto as Exhibit B.

                                   ARTICLE IV
                        Affirmative Covenants of Company

     The Company covenants and agrees that, from the date hereof until the Note has been paid in full:

     SS. 4.1 PRESERVATION OF FRANCHISES AND EXISTENCE. Except as otherwise permitted by this Agreement, the Company will (i) maintain its corporate existence, rights and franchises in full force and effect.

     SS. 4.2 PAYMENT OF TAXES AND OTHER CHARGES.  The Company will pay, when due
(i) all taxes, assessments and other governmental charges or levies imposed upon it or any of its properties or income.

     SS. 4.3 NOTICE OF CERTAIN EVENTS. The Company agrees to provide written notice to the Purchaser immediately upon the occurrence of any event having a material adverse effect on the Company's business or operations or upon the Purchaser's rights under this Agreement or the Note.

     SS. 4.4 COMPLIANCE WITH LAWS. The Company will comply with all applicable statutes, rules, regulations and orders of all governmental authorities, with respect to the conduct of its business and the ownership of its properties, if failure to so comply, individually or in the aggregate, may have a material adverse effect on the condition, financial or otherwise, of the Company.

     SS. 4.5 USE OF PROCEEDS OF NEW FINANCINGS. The Company agrees that it shall use all proceeds (net of selling costs) of any equity or debt financings by it for general corporate purposes.

                                    ARTICLE V
                         EVENTS OF DEFAULT AND REMEDIES

     SS. 5.1 EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

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          (a)  Nonpayment  of the  Note.  If the  Company  fails  to pay (i) the principal on the Note when and as the same becomes due and payable, whether at maturity thereof, or subject to ss. 3.4 hereof in accordance with a prepayment notice, or otherwise, or (ii) the interest on the Note when and as the same becomes due and payable; or

          (b) Other Covenants. If the Company fails to perform or observe any other of the covenants, conditions or agreements on the part of the Company set forth in this Agreement, the Note and such failure shall have continued for 30 days, provided, however, that if such failure is incapable of cure then the Event of Default shall occur upon such failure; or

          (c) Misrepresentations. If any representation, warranty or statement made by the Company in this Agreement, the Note or the Warrant, or in any certificate or other instrument delivered to the Purchaser pursuant to this Agreement, shall be incorrect in any material respect as of the time when made; or

          (d) Voluntary Bankruptcy and Insolvency Proceedings. If the Company shall file a petition in bankruptcy or for reorganization or for an arrangement or any composition, readjustment, liquidation, dissolution or similar relief pursuant to Title 11 of the United States Code or under any similar present or future federal law or the law of any other jurisdiction or shall be adjudicated a bankrupt or insolvent, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for all or any substantial part of its property, or shall make a general assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take any corporate action in furtherance of any of the foregoing; or

          (e) Adjudication of Bankruptcy. If a petition or answer shall be filed proposing the adjudication of the Company or any of its Subsidiaries as bankrupt or its reorganization or arrangement, or any composition, readjustment, liquidation, dissolution or similar relief with respect to it pursuant to Title 11 of the United States Code or under any similar present or future federal law or the law of any other jurisdiction, and the Company, as the case may be, shall consent to or acquiesce in the filing thereof, or such petition or answer shall not be discharged or denied within 60 days after the filing thereof; or

          (f) Breach of Pledge Agreement. If the grantor under the Pledge Agreement shall breach any of the obligations or covenants set forth in the Pledge Agreement.

     ss. 5.2 ACCELERATION OF MATURITY. If any Event of Default shall be continuing, the Purchaser may, by notice to the Company, declare the entire outstanding principal of the Note, and all accrued and unpaid interest thereon, to be due and payable immediately, and upon any declaration the entire outstanding principal of the Note and said accrued and unpaid interest shall become and be immediately due and payable, without presentment, demand, protest or other notice whatsoever, all of which are hereby expressly waived, anything in the Note or in this Agreement to the contrary notwithstanding, provided that if an Event of Default under clause (d) or (e) of ss. 5.1 shall have occurred, the outstanding principal of the Note, and all accrued and unpaid interest

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thereon,  shall immediately become due and payable,  without any declaration and without presentment, demand, protest or other notice whatsoever, all of which are hereby expressly waived, anything in the Note or this Agreement to the contrary notwithstanding.

     ss. 5.3 OTHER REMEDIES. If any Event of Default shall be continuing, the Purchaser may enforce its rights by suit in equity, by action at law, or by any other appropriate proceedings, whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Agreement or in the Note or in aid of the exercise of any power granted in this Agreement or in the Note and may enforce the payment of the Note and any of its other legal or equitable rights.

     ss. 5.4 CONDUCT NO WAIVER, COLLECTION EXPENSES. No course of dealing on the part of the Purchaser, nor any delay or failure on the part of the Purchaser to exercise any of his rights, shall operate as a waiver of such right or otherwise prejudice the Purchaser's rights, powers and remedies. If the Company fails to pay, when due, the principal of, or the interest on a Note, or if the Company fails to comply with any other provision of this Agreement, the Company will pay to the Purchaser, to the extent permitted by law, on demand, such further amounts as shall be sufficient to cover the costs and expenses, including but not limited to reasonable attorneys' fees, incurred by the Purchaser in collecting any sums due on the Note or in otherwise enforcing any of his rights.

     ss. 5.5 REMEDIES CUMULATIVE. No right or remedy conferred upon or reserved to the Purchaser under this Agreement is intended to be exclusive of any other rights or remedy, and every right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing under applicable law. Every right and remedy given by this Agreement or by applicable law to the Purchaser may be exercised from time to time and as often as may be deemed expedient by the Purchaser, as the case may be.

     ss. 5.6 COOPERATION BY THE COMPANY. To the extent that it lawfully may, the Company agrees that it will not at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of the provisions of this Agreement or the Note; nor will it claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of any security for the Note prior to any sale or sales thereof which may be made under or by virtue of any instrument governing the same; nor will it, after any such sale or sales, claim or exercise any right, under any applicable law, to redeem any portion of such security so sold.

                                   ARTICLE VI
                 REGISTRATION AND TRANSFER OF WARRANT SHARES

     ss. 6.1 REGISTRATION . The Company has filed a Registration Statement on Form SB-2 for an offering consisting of new shares to be issued by the Company and shares to be registered for selling shareholders. The Company will register the Warrant Shares under such Registration Statement. If for any reason the Registration Statement is not filed or does not include the Warrant Shares, the registration provisions of ss. 6.2 of this Agreement shall be applicable.

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     ss. 6.2 REQUEST BY THE PURCHASER.  If the  registration  of shares does not occur pursuant to Section 6.1, and upon the written request of the Purchaser requesting that the Company effect the registration under the Securities Act of all or part of the Warrant Shares and specifying the intended method of disposition thereof, the Company thereupon will, as soon as practicable but in no event later than 60 days after such request, effect the registration under the Securities Act of the Warrant Shares which the Company has been so requested to register. The Company shall be obligated to effect only one registration upon request of the Purchaser pursuant to this ss. 6.2. A registration requested pursuant to this ss. 6.1 shall be effected by the filing of a registration statement or such other form as may be available (other than a Form S-8), in the sole discretion of the Company.

     ss. 6.3 EXPENSES. The Company will pay all Registration Expenses in connection with registration requested pursuant to this ss. 6.1 and 6.2.

     ss. 6.4 REGISTRATION PROCEDURES. If and whenever the Company is required to effect or cause the registration of any Warrant Shares under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

          (a) prepare and, in any event within 60 days after the end of the period within which requests for registration may be given to the Company, file with the Commission a registration statement with respect to such Warrant Shares and, within 90 days after the date a request for registration was first given, cause such registration statement to become effective, provided, however, that the Company may discontinue any registration of its securities which is being effected pursuant to ss. 6.2 herein at any time prior to the effective date of the registration statement relating thereto;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of 120 days and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Purchaser set forth in such registration statement;

          (c) furnish to the Purchaser such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as the Purchaser may reasonably request in order to facilitate the disposition of the Warrant Shares by the Purchaser;

          (d) register or qualify such Warrant Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions which apply, and do any other acts and things which may be necessary or advisable to enable the Purchaser to consummate the disposition in such jurisdiction of the Warrant Shares owned by the Purchaser;

          (e) cause such Warrant Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Purchaser to consummate the disposition of such Warrant Shares;

          (f) immediately notify the Purchaser, at any time when a prospectus relating to the Warrant Shares is required to be delivered under the Securities Act within the appropriate period mentioned in clause (b) of this ss. 6.4, of the Company becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and within five days prepare and furnish to the Purchaser a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the Purchaser of such Warrant Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (g) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (h) to list such Warrant Shares on any securities exchange on which the Common Stock is then listed, if such Warrant Shares are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Warrant Shares covered by such registration statement not later than the effective date of such registration statement;

     ss. 6.5    INDEMNIFICATION.

          (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to ss.
     6.1 or 6.2, the Company agrees to (i) indemnify and hold harmless, to the extent permitted by law, the Purchaser, and any person who participates as an underwriter in the offering or sale of the Warrant Shares against any and all losses, claims, damages or liabilities, joint or several, and expenses to which the Purchaser, or any such underwriter may became subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (aa) any untrue statement or alleged untrue statement contained in the registration statement or amendment or supplement thereto under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (bb) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) reimburse the Purchaser or underwriter for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Purchaser specifically stating that it is for use in the preparation thereof; and provided, further, that the Company will not be required to indemnify any person who participates as an underwriter in the offering or sale of Warrant Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act to the extent that any such loss, claim, damage or liability for which indemnification is claimed results from such underwriter's failure to send or give a copy of the final prospectus to the person asserting an untrue statement or an alleged untrue statement or omission or alleged omission at or prior to the written confirmation of such sale, if such statement or omission was corrected in such final prospectus and the Company has previously furnished copies thereof to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Purchaser or any underwriter and shall survive the transfer of such securities by the Purchaser.

          (b) Indemnification by the Purchaser. The Company may require, as a condition to including any Warrant Shares in any registration statement filed in accordance with this Article VI, that the Company receive an undertaking reasonably satisfactory to it from the Purchaser, to indemnify and hold harmless (in the same manner and to the same extent as set forth in this ss. 6.4(b)) the Company, any directors, officers and other controlling persons thereof, and all other prospective sellers with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Purchaser specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Company's directors, officers or controlling persons and shall survive the transfer of such securities by the Purchaser.

                                   ARTICLE VII
                                  MISCELLANEOUS

     ss. 7.1 AMENDMENTS AND WAIVERS. This Agreement may not be changed, modified or discharged orally, nor may any waivers or consents be given orally hereunder, and every such change, modification, discharge, waiver or consent shall be in writing and signed by the person against which enforcement thereof is sought.

     ss. 7.2 INTEGRATION. This Agreement, the Warrant, the Note, the Guaranty and the Pledge Agreement embody the entire agreement and understanding between the Purchaser, the Company and David R. Paolo, and supersede all prior agreements and understandings relating to the subject matter hereof.

     ss. 7.3 SUCCESSORS AND ASSIGNS. All covenants, agreements, statements, representations and warranties in this Agreement or any certificate delivered pursuant hereto by or on behalf of the Company or by or on behalf of the Purchaser shall bind and inure to the benefit of the respective successors and assigns of each party hereto. The Company may not assign its rights or obligations under this Agreement or the Note to any person without the consent of the Purchaser.

     ss. 7.4 RELIANCE ON AND SURVIVAL OF VARIOUS PROVISIONS. All covenants, agreements, statements, representations and warranties made herein or in any certificate delivered pursuant hereto (i) shall be deemed to be material and to have been relied upon by the Purchaser, notwithstanding any investigation heretofore or hereafter made by the Purchaser or on the Purchaser's behalf, and
(ii) shall survive the execution and delivery of the Note and shall continue in full force and effect so long as the Note is outstanding and unpaid provided that all representations and warranties made herein or in any certificate delivered hereto shall speak only as of the date made.

     ss. 7.5 NOTICES AND OTHER COMMUNICATIONS. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered, or shall be sent by certified or registered mail, return receipt requested, postage prepaid and addressed to the Purchaser's address set forth on the signature page of this Agreement, or to such other address as may have been furnished to the Company by notice from the Purchaser, (ii) if to the Company, to 300 Metro Center Boulevard, Suite 150A, Warwick, Rhode Island 02886, or to such other address as may have been furnished to the Purchaser. All notices shall be deemed to have been given at the time of the delivery thereof at the address of such persons for purposes of this ss. 7.5.

     ss. 7.6 GOVERNING LAW. This Agreement, the Note and Warrant shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to its principles of conflicts of law. If any action or proceeding shall be brought by the Purchaser in order to enforce any right or remedy under this Agreement or under the Note, the Company hereby consents and will submit to the jurisdiction of any state or federal court of competent jurisdiction sitting within the State of Rhode Island.

     ss. 7.7 TABLE OF CONTENTS AND HEADINGS. The table of contents and the headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify any of the terms or provisions hereof.

     ss. 7.8 COUNTERPARTS. This Agreement may be signed by each party hereto upon a separate copy in which event both of said copies shall constitute a single counterpart of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                                  ARTICLE VIII
                                   DEFINITIONS

     In addition to the terms defined elsewhere in this Agreement, except as otherwise specified or as the context may otherwise require, the following terms shall have the respective meanings set forth below whenever used in this Agreement and shall include the singular as well as the plural:

     "Affiliate" shall mean any person (other than the Company's Subsidiaries or the Purchaser) which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Company or any of its Subsidiaries. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract or otherwise.

     "Commission" shall mean the Securities and Exchange Commission and any other similar or successor agency of the federal government administering the Securities Act, the Exchange Act, or the Trust Indenture Act.

     "Common Stock" shall mean and include the Company's authorized common stock, $.001 par value per share.

     "Event of Default" shall mean each of the happenings or circumstances enumerated in ss. 5.1.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Incur" (including the correlative terms "incurred", "incurring", "incurs", and "incurrence"), when used with respect to any Indebtedness, shall mean create, incur, assume, guarantee or in any manner become liable in respect of (including, without limitation, by operation of law), such Indebtedness.

     "Person" shall include any individual, a corporation, an association, a partnership, a trust or estate, a government and any agency or political subdivision thereof, or any other entity.

     "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with Article VI.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same may be in effect at the time.

     "Solvent" shall mean with respect to any Person on a particular date, on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (iv) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "Warrant Shares" shall mean any Common Stock issued or issuable upon exercise of the Warrant.

     IN WITNESS WHEREOF, the Purchaser has executed and delivered this Agreement and the Company has caused this Agreement to be executed, sealed, and delivered by its officer thereunto duly authorized.

                                 SKYPATH NETWORK, INC.


                                 By: /s/ Arthur Claudio, President


                                 PURCHASER

                                 By:  /s/ Philip C. Bowers

                                 Address:______________________________

                                 PROMISSORY NOTE


     FOR VALUE RECEIVED, the undersigned, Skypath Networks, Inc., a Delaware Corporation (the "Company"), promises to pay to the order of Philip C. Bowers ("Purchaser"), in lawful money of the United States of America, the principal sum of Seventy Five Thousand Dollars ($75.000.00), together with interest in arrears on the unpaid principal balance. This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of the Note and Warrant Purchase Agreement, dated April 15, 2004, 2003, by and between Company and the Purchaser (the "Agreement") and is subject to the terms and conditions of the Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Agreement.

     1. Principal Amount. The principal amount of this Note is Seventy Five Thousand Dollars ($75,000.00).

     2. Interest. Interest shall accrue daily on the unpaid balance of this Note at the rate of twelve percent (12%) per annum, based on a 365 day year. In the Event of Default, interest shall accrue at the rate of eighteen percent (18%) per annum.

     3. Payments.  Subject to the mandatory prepayment requirements set forth in
Section 5 below, the principal balance of this Note, together with all accrued interest, shall be paid in full on October 31, 2004. Each payment shall be applied first to accrued interest and the balance to the reduction of principal.

     4. Optional Prepayment. Company may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment. Any partial prepayments shall be applied to installments of principal in inverse order of their maturity.

     5. Mandatory Prepayment. The Company has filed a Registration Statement on Form SB-2 to register shares of Common Stock to be sold by the Company, by certain selling shareholders and warrant shares underlying certain warrants. The Company will include the Warrant Shares underlying the Warrant in such Registration Statement. In the event the Company receives offering proceeds from such offering prior to October 31, 2004, the Company shall use such offering proceeds to prepay the outstanding principal amount of this Note in full, together with all accrued but unpaid interest thereon.

     6. Late Payments. If any payment of principal or interest is not made within five days of the date on which it is due, Company shall pay a late fee equal to ten percent (10%) of the late payment.

     7. Default. The failure of the Company . EACH OF THE FOLLOWING SHALL CONSTITUTE AN EVENT OF DEFAULT UNDER THIS AGREEMENT: to pay the principal or interest on this Note when it becomes due and payable and any default under the Agreement shall constitute an Event of Default under this Note. If the Company fails to perform or observe any other of the covenants, conditions or agreements on the part of the Company set forth in the Agreement or this Note and such failure shall have continued for 30 days, provided, however, that if such failure is incapable of cure then the Event of Default shall occur upon such failure.

     8. Acceleration. If any Event of Default shall occur, Purchaser may, by Five day written notice to the Company, declare the entire outstanding principal of this Note, and all accrued and unpaid interest thereon, to be due and payable immediately. Upon any such declaration, the entire outstanding principal of the Note and all accrued and unpaid interest shall become and be immediately due and payable, without presentment, demand, protest or other notice whatsoever, all of which are hereby expressly waived.

     9. No Waiver; Expenses of Default. The acceptance of any payment after default shall not constitute a waiver of Purchaser's right of acceleration with respect to such default or any subsequent default. Following default, unpaid interest shall be compounded monthly and late fees shall accrue interest from the date due at the default rate. Following default the Company shall pay all of Purchaser's costs and expenses of collection either with or without suit, including attorney's fees.

     10. Place of Payment. All payments required under this Note shall be made to the following address unless the Purchaser gives written instructions to the Company to change the place of payment:

                        -----------------------------
                        -----------------------------

     11. Waiver. Company waives presentment for payment, demand and notice of dishonor and nonpayment of this Note, and consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Purchaser with respect to the payment or other provisions of this Note, and to the release of any security, or any part thereof, with or without substitution.

     12. Governing Law. The substantive laws of Rhode Island shall govern the validity, construction, enforcement, and interpretation of this Note.

     Dated this 15th of day of April, 2004.

                                          Skypath Networks, Inc.,
                                          A Delaware corporation


                                          By  /s/Arthur Claudio, President